Exhibit 8.1
SIGNIFICANT SUBSIDIARIES

The table below lists the Company's significant subsidiaries as of December 31, 2013:

Name of company	Country of Incorporation	Principal activities	Percent owned

Drilling unit owning companies

Asia Offshore Rig 1 Ltd	Bermuda	Owner of AOD I	66.2%
Asia Offshore Rig 2 Ltd	Bermuda	Owner of AOD II	66.2%
Asia Offshore Rig 3 Ltd	Bermuda	Owner of AOD III	66.2%
Sevan Drilling Rig II Pte Ltd	Singapore	Owner of Sevan Brasil	50.1%
Sevan Drilling Rig VI Pte Ltd	Singapore	Owner of Sevan developer no. 4	50.1%
Sevan Drilling Pte Ltd	Singapore	Owner of Sevan Driller	50.1%
Sevan Drilling Rig V Pte Ltd	Singapore	Owner of Sevan Louisiana	50.1%
Seadrill T-15 Ltd	Bermuda	Owner of T-15	62.4%
Seadrill T-16 Ltd	Bermuda	Owner of T-16	62.4%
North Atlantic Alpha Ltd	Bermuda	Owner of West Alpha	74.2%
Seadrill China Operations Ltd	Bermuda	Owner of West Aquarius	88.7%
Seadrill Aquila Ltd	Bermuda	Owner of West Aquila	100.0%
Seadrill Ariel Ltd.	Liberia	Owner of West Ariel	100.0%
Seadrill Auriga Ltd	Bermuda	Owner of West Auriga	100.0%
Seadrill Callisto Ltd	Bermuda	Owner of West Calisto	100.0%
Seadrill Deepwater Drillship Ltd	Cayman Islands	Owner of West Capella	88.7%
Seabras Rig Holdco Kft	Hungary	Owner of West Capricorn	80.8%
Seadrill Carina Ltd	Bermuda	Owner of West Carina	100.0%
Seadrill Castor Ltd	Bermuda	Owner of West Castor	100.0%
Scorpion Courageous Ltd	Bermuda	Owner of West Courageous	100.0%
Seadrill Cressida Ltd	Bermuda	Owner of West Cressida	100.0%
Seadrill Defender Limited	Bermuda	Owner of West Defender	100.0%
Seadrill Dione Ltd	Bermuda	Owner of West Dione	100.0%
Seadrill Dorado Ltd	Bermuda	Owner of West Dorado	100.0%
Seadrill Draco Ltd	Bermuda	Owner of West Draco	100.0%
Seadrill Eclipse Ltd	Bermuda	Owner of West Eclipse	100.0%
North Atlantic Elara Ltd	Bermuda	Owner of West Elara	74.2%
Seadrill Eminence Ltd	Bermuda	Owner of West Eminence	100.0%
North Atlantic Epsilon Ltd	Bermuda	Owner of West Epsilon	74.2%
Seadrill Freedom Limited	Bermuda	Owner of West Freedom	100.0%
Seadrill Gemini Ltd	Bermuda	Owner of West Gemini	100.0%
Seadrill Hyperion Ltd	Bermuda	Owner of West Hyperion	100.0%
Seadrill Intrepid (S) Pte. Ltd	Singapore	Owner of West Intrepid	100.0%
Seadrill Jupiter Ltd.	Bermuda	Owner of West Jupiter	100.0%
Seadrill Indonesia Ltd	Bermuda	Owner of West Leda	100.0%
Seadrill Leo Ltd	Bermuda	Owner of West Leo	88.7%
Seadrill Libra Ltd	Bermuda	Owner of West Libra	100.0%
Seadrill Mimas Ltd	Bermuda	Owner of West Mimas	100.0%
Seadrill Mira Ltd	Bermuda	Owner of West Mira	100.0%
Scorpion Rigs Ltd	Bermuda	Owner of West Mischief	100.0%
North Atlantic Navigator Ltd	Bermuda	Owner of West Navigator	74.2%
Seadrill Neptun Ltd	Bermuda	Owner of West Neptun	100.0%
Seadrill Oberon Ltd	Bermuda	Owner of West Oberon	100.0%
Seadrill Orion Ltd	Bermuda	Owner of West Orion	100.0%

Seadrill Pegasus Pte Ltd	Singapore	Owner of West Pegasus	100.0%
North Atlantic Phoenix Ltd	Bermuda	Owner of West Phoenix	74.2%
Seadrill Prospero Ltd	Bermuda	Owner of West Prospero	100.0%
Seadrill Proteus Ltd	Bermuda	Owner of West Proteus	100.0%
Seadrill Resolute Ltd	Bermuda	Owner of West Resolute	100.0%
Seadrill Rhea Ltd	Bermuda	Owner of West Rhea	100.0%
North Atlantic Rigel Ltd	Bermuda	Owner of West Rigel	74.2%
Seadrill Saturn Ltd	Cyprus	Owner of West Saturn	100.0%
Seadrill Hungary Kft	Hungary	Owner of West Sirius	80.8%
Seadrill Telesto Ltd	Bermuda	Owner of West Telesto	100.0%
Seadrill Tellus Ltd	Bermuda	Owner of West Tellus	100.0%
Seadrill Tethys Ltd (Bermuda)	Bermuda	Owner of West Tethys	100.0%
Seadrill Titan Ltd (Bermuda)	Bermuda	Owner of West Titan	100.0%
Prospector Rig 3 Owning Company S.a.r.l.	Luxembourg	Owner of West Titania (previously Prospector 3)	100.0%
Seadrill Triton Ltd	Bermuda	Owner of West Triton	100.0%
Seadrill Tucana Ltd	Bermuda	Owner of West Tucana	100.0%
Seadrill Umbriel Ltd	Bermuda	Owner of West Umbriel	100.0%
Seadrill Vela Ltd	Bermuda	Owner of West Vela	100.0%
Seadrill Vencedor Ltd	Bermuda	Owner of West Vencedor	88.7%
North Atlantic Venture Ltd	Bermuda	Owner of West Venture	74.2%
Scorpion Vigilant Ltd	Bermuda	Owner of West Vigilant	100.0%

Drilling units under sale leaseback

SFL Deepwater Ltd*	Bermuda	Owner of West Taurus	—%
SFL Polaris Ltd*	Bermuda	Owner of West Polaris	—%
SFL Hercules Ltd*	Bermuda	Owner of West Hercules	—%
SFL Linus Ltd*	Bermuda	Owner of West Linus	—%

Contracting and management companies

North Atlantic Crew AS	Norway	Crewing Company	74.2%
North Atlantic Crewing Ltd (Bermuda)	Bermuda	Crewing Company	74.2%
North Atlantic Drilling UK Ltd	United Kingdom	Drilling services contractor	74.2%
North Atlantic Management AS	Norway	Management company	74.2%
North Atlantic Norway Ltd	Bermuda	Drilling services contractor	74.2%
North Atlantic Support Services Ltd	United Kingdom	Management company	74.2%
Sea Dragon de Mexico S. de R.L. de C.V.	Mexico	Management company	100.0%
Seadrill Americas Inc.	USA	Drilling services contractor and technical services company	100.0%
Seadrill Asia Ltd	Hong Kong	Drilling services contractor, holding company	100.0%
Seadrill Deepwater Contracting Ltd	Bermuda	Contracting company	100.0%
Seadrill Deepwater Crewing Ltd	Bermuda	Crewing company	100.0%
Seadrill Deepwater Units Pte Ltd.	Singapore	Management company	100.0%
Seadrill Insurance Ltd.	Bermuda	Insurance company	100.0%
Seadrill Management (S) Pte Ltd	Singapore	Management company	100.0%
Seadrill Management AME Ltd.	Bermuda	Management company	100.0%
Seadrill Management AS	Norway	Management company	100.0%
Seadrill Management Ltd.	United Kingdom	Management company	100.0%
Seadrill Management Services Ltd	British Virgin Islands	Management company	100.0%
Seadrill Offshore AS	Norway	Drilling services contractor	100.0%
Seadrill Offshore Singapore Pte Ltd	Singapore	Management company	100.0%

Seadrill Servicos de Petroleo Ltda.	Brazil	Drilling services contractor	100.0%

Holding Companies

North Atlantic Drilling Ltd	Bermuda	Holding Company of North Atlantic vessel owning entities	74.2%
Seadrill Common Holdings Ltd	Bermuda	Holding Company	100.0%
Seadrill Deepwater Holdings Ltd	Bermuda	Holding Company	100.0%
Seadrill Jack Up Holding Ltd	Bermuda	Holding Company	100.0%
Seadrill Member LLC	Marshall Islands	Holding Company	62.4%
Seadrill Partners LLC	United Kingdom	Holding Company	62.4%
Seadrill UK Ltd	United Kingdom	Holding Company	100.0%

* Fully consolidated Variable interest entities